Ohio National Life Assurance Corporation

Ohio National Variable Account R

Vari-Vest Series of Variable Universal Life Insurance • GP VUL • Virtus VUL

Supplement dated December 22, 2015 to the Prospectuses dated May 1, 2015

This supplement updates the Prospectuses for the above referenced variable life insurance policies (the “Policy”) issued by Ohio National Life Assurance Corporation (“ONLAC”). Please retain this supplement with your Prospectus for your reference.

The Board of Directors of Ohio National Fund, Inc. (the “Fund”) has approved a proposal to liquidate the Money Market Portfolio (the “Portfolio”). The proposed liquidation is subject to approval by the Portfolio’s shareholders at a meeting of shareholders expected to be held on February 24, 2016.

Upon the recommendation of the Fund’s investment adviser, Ohio National Investments, Inc. (“ONII”), and as a result of regulatory changes governing money market funds that ONII believes would make it difficult to operate the Portfolio effectively (as well as ONII’s desire to cease paying and reimbursing expenses of the Portfolio), the Fund’s Board of Directors has approved a plan of liquidation that would result in the liquidation of the Portfolio (the “Plan of Liquidation”). In contemplation of the potential liquidation of the Portfolio, ONLAC has selected the Fidelity® VIP Government Money Market Portfolio of the Fidelity® Variable Insurance Products Fund (Service Class) as the replacement portfolio (the “Replacement Portfolio”). If the liquidation occurs, any assets remaining in the Portfolio at the time of liquidation would be placed in the Replacement Portfolio.

The proposed liquidation will not be carried out with respect to a Portfolio unless the shareholders of that Portfolio as of December 11, 2015, which is the record date, approve the liquidation. Policyholders with contract value allocated to the Portfolio as of the record date will receive more information about the Plan of Liquidation and the Replacement Portfolio in proxy solicitation materials that are expected to be mailed by the end of January 2016. Such Policyholders will have an opportunity to instruct ONLAC on how to vote the shares represented by their interest in the Policies. If the Plan of Liquidation is approved by shareholders of the Portfolio, the substitution and the liquidation would be expected to become effective on or about February 26, 2016, or as soon as practicable thereafter (the “Liquidation Date”).

ONLAC proposes to carry out the proposed substitution by redeeming shares of the Portfolio and purchasing shares of the Replacement Portfolio. Any contract value that you have allocated to the subaccount investing in the Portfolio on the Liquidation Date will, in effect, be transferred to a subaccount investing in the Replacement Portfolio. At any time prior to the proposed substitution, or within 90 days after the proposed substitution, you may make one transfer of contract value from the subaccounts investing in the Portfolio (before the substitution) or the Replacement Portfolio (after the substitution) to any other available subaccount(s) without that transfer counting towards the number of transfers permitted without charge.

In lieu of the transfer rights discussed above, and subject to applicable tax law, you may elect to receive in cash (a) the value of your interest in the Portfolio prior to the substitution, or (b) the value of your interest transferred from a subaccount investing in the Portfolio to a subaccount investing in the Replacement Portfolio after the substitution, by exercising your partial withdrawal rights under the Policy. Such a partial withdrawal may have adverse tax consequences, and also may negatively impact certain features and benefits under your Policy. If you elect to make a partial withdrawal within 30 days after the substitution, we will waive any surrender charges attributable to such amounts. This offer to waive surrender charges will not apply to amounts that have been transferred to the Portfolio from the other investment options after the date of this supplement.

If you are invested in the Portfolio, you may wish to transfer any amounts currently allocated to the Portfolio to another investment option available under your Policy prior to the Liquidation Date. You may obtain an additional copy of the Prospectus which describes the other investment options available under your Policy, including the Replacement Portfolio, and a transfer request form by calling our Service Center. You may also wait until you receive the Fund’s proxy solicitation materials, which will contain more information about the proposed liquidation and substitution.